SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

           Delaware                       0-27918                 13-3070826
(State or other jurisdiction of      (Commission File           (IRS Employer
        Incorporation)                    Number)            Identification No.)

         2511 Garden Road
         Building A, Suite 200
         Monterey, California                                       93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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Item 5. Other Events

On October 15, 2003, Century Aluminum Company (the "Company") issued a press release announcing that Craig Davis has been elected Chief Executive Officer of the Company, replacing Gerald A. Meyers, who resigned from that position. Mr. Meyers, who succeeded Mr. Davis as Chief Executive Officer in January 2003, also resigned as a director of the Company.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      The following exhibits are filed with this report on Form 8-K:

Exhibit Number         Description

   99.1                Press Release, dated October 15, 2003


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CENTURY ALUMINUM COMPANY

  Date: October 15, 2003             By:
                                        ----------------------------------------
                                        Name:  Gerald J. Kitchen
                                        Title: Executive Vice President, General
                                               Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit Number       Description

    99.1             Press Release, dated October 15, 2003


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